UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 15, 2013
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GENERAL MOTORS COMPANY
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE (State or other jurisdiction of incorporation)	001-34960 (Commission File Number)	27-0756180 (I.R.S. Employer Identification No.)
300 Renaissance Center, Detroit, Michigan (Address of Principal Executive Offices)	48265-3000 (Zip Code)

(313) 556-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
Press Release
Analyst Presentation Charts - Overview of GM and GM Segments' 2012 Accomplishments and 2013 Outlook

ITEM 7.01 REGULATION FD DISCLOSURE
On January 15, 2013 Mr. Daniel Ammann, Senior Vice President - Chief Financial Officer of General Motors Company (GM), Mr. Chuck Stevens, General Motors North America CFO, Mr. Michael Lohscheller, General Motors Europe Vice President & CFO and Timothy Stonesifer General Motors International Operations CFO made presentations to financial analysts to provide an overview of GM's and each of GM segment's 2012 accomplishments and 2013 outlook including opportunities and challenges. In connection with the presentations GM also issued a press release. The press release and presentations contain certain information not previously publicly disclosed. GM press release and presentations to financial analysts are attached as Exhibits 99.1 and 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

Exhibit	Description	Method of Filing

Exhibit 99.1	Press Release	Attached as Exhibit
Exhibit 99.2	Analyst Presentation Charts - Overview of GM and GM Segments' 2012 Accomplishments and 2013 Outlook	Attached as Exhibit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)
/s/ NICK S. CYPRUS
Date: January 15, 2013	By:	Nick S. Cyprus Vice President, Controller and Chief Accounting Officer